SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report:  February 1, 2000

                           Palmetto Bancshares, Inc.
                           -------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    South Carolina                  0-26016                      74-2235055
    --------------                  -------                      ----------
(State or Other             (Commission File Number)            (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

    301 Hillcrest Drive, Laurens, SC                                29360
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (864) 984-4551

                   ----------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
                   ----------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     The Board of Directors of Palmetto Bancshares, Inc. (the "Company") has approved a two-for-one stock split effected in the form of a stock dividend to shareholders in the amount of one share of common stock of the Company for each share of common stock held by shareholders of record as of January 3, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PALMETTO BANCSHARES, INC.


Date:    February 1, 2000                  By:   /s/ Paul W. Stringer
                                                 --------------------
                                           President and Chief Operating Officer
                                           (Chief Accounting Officer)